UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)      August 14, 2002
                                                    ------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      ----------------------


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       (Former name or former address, if changed since last report.)













Item 9.  Regulation FD Disclosure

On August 14, 2002, each of the Principal Executive Officer, Alfred Lerner, and Principal Financial Officer, M. Scot Kaufman, of MBNA Corporation submitted sworn statements to the Securities and Exchange Commission pursuant to Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and Exhibit 99.2.




Item 7.  Exhibits

99.1      Statement Under Oath of Principal Executive Officer Regarding Facts
           and Circumstances Relating to Exchange Act Filings

99.2      Statement Under Oath of Principal Financial Officer Regarding Facts
           and Circumstances Relating to Exchange Act Filings









































                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                    MBNA CORPORATION


Date: August 14, 2002                    By: /s/     M. Scot Kaufman
                                             -------------------------------
                                                     M. Scot Kaufman
                                             Senior Executive Vice President
                                               and Chief Financial Officer






































                                 EXHIBIT INDEX

EXHIBIT                 DESCRIPTION
-------                 -----------

99.1      Statement Under Oath of Principal Executive Officer Regarding Facts
           and Circumstances Relating to Exchange Act Filings

99.2      Statement Under Oath of Principal Financial Officer Regarding Facts
           and Circumstances Relating to Exchange Act Filings